100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Capital Markets May 17, 2006 Brian Stoffers President, Capital Markets Exhibit 99.4

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2
2005 Capital Markets % of Americas Revenue
5%
13%
30%
6%
46%
Advisory
Outsourcing
U.S. Brokerage
Valuation
Capital Markets
$590m
Outsourcing
Canada &
Latin America

100 A Century of Service 1906 | 2006

CBRE CB Richard Ellis

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CBRE Capital Markets
Formed in 2005 to offer fully integrated capital
markets solutions on a global basis
• Investment Properties
• CBRE | Melody
Formalizes collaboration between investment sales
and debt placement professionals
Meets clients’ capital requirements efficiently

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4
About Capital Markets
Investment Property Sales Capabilities
• Valuation
• Strategy Development
Financing Placement Capabilities
• Fixed and Variable
• Construction
• Bridge
• Mezzanine
• Tenant-in-Common
• Brokerage
• Property & Portfolio
Recapitalization
• Preferred Equity
• Structured Equity
• Joint Venture Equity
• Loan Sale Advisory
• Loan Servicing

100 A CENTURY OF SERVICE 1906 | 2006
CBRE
CB RICHARD ELLIS

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Annual Volume
56% $70.6B $110.2B Total Capital Markets Activity
44% $28.4B $40.8B
Total International Sales
(Asia and EMEA)
33% $13.3B $17.8B Americas Debt Volume (Melody)
79% $28.9B $51.6B Americas Sales Volume (CBRE)
% Change 2004 2005

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6
About Capital Markets
Office Locations
WA
OR
CA
AZ
UT
ID
MT
WY
CO
NM
TX
OK
KS
NE
SD
ND
MN
IA
MO
MO
LA
MS
AL GA
FL
SC
TN
NC
CA
VA
WV
KY
IN
WI
MI
CA
NJ
CT
MA
NH
RI
VT
New Brunswick
CA
British
Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Quebec
NV
OH
PA
NY
IL
HONOLULU
• IP Offices
• Melody Offices

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

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Key Business Drivers
Abundant capital – both debt and equity
Aggressive Buyers/Flexible loan terms
“What does it take to win?” underwriting
Capital markets efficiencies/inefficiencies
CMBS debt, foreign and domestic equity
Attractive asset class
TIC’s (Section 1031 exchanges)
Developing CDO market

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2005
5/10/2006

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

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Key Business Drivers
Historic 10-year Treasury Rates
3%
4%
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
10-Yr. Treasury Trailing 10-Yr. Average
Source: Wall Street Journal
May 10, 2006 Close  @ 5.13%
30-Year Average = 7.77%
10 yr. Trailing Average 5.15%

Jan-00
Mar-00
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100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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Key Business Drivers
10-Yr. Treasury vs. 30-day LIBOR
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
Monthly Averages
10 Year Treasury
30-day LIBOR
Source: Wall Street
May 10, 2006 close @ 5.13%
10-Year Tresury
May 10, 2006 close @  5.17%
30-day LIBOR

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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$0
$50
$100
$150
$200
$250
$300
2001 2002 2003 2004 2005
Life Companies
CMBS
Data in billion of dollars
Source: MBA Quarterly Data Book, American Council of Life Insurance Companies, and Commercial Mortgage Alert
Life Company vs. CMBS Historical Issuance
Key Business Drivers

CAGR 76.2%
CAGR 41.7%
CAGR 32.4%

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

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0%
10%
20%
30%
CBRE C&W Eastdil
2002
2003
2004
2005
Market
Share %
Competitive Positioning
Investment Sales
Market CAGR: 41.3%
Source: Real Capital Analytics

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 12 CB Richard Ellis | Page 12
12%
13%
8%
19%
29%
11%
8%
Up to $5 M
$5 to $10 M
$10 to $25 M
$25 to $50 M
$50 to $75 M
$75 to $100 M
Over $100 M
41%
22%
25%
7%
2%
2%
1%
2005 Originations by Deal Size
$17.8 Billion
1,298 Loans

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 13 CB Richard Ellis | Page 13 2005 Originations by Capital Source 13% 11% 11% 22% 43% Conduits Life Company Agency Bank Other 10% 14% 11% 23% 42% $17.8 Billion 1,298 Loans

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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Loan Servicing Statistics – 2005
3%
6%
17%
19%
55%
Life Company
Conduits/CMBS
Agency
Pension Funds
Banks
Total Servicing Portfolio: $30 billion*
* Reflects only CBRE | Melody portion of the $67.3 billion GEMSA Loan Servicing portfolio

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CBRE CB RICHARD ELLIS

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Servicing Volume by Rank 2005
Period: Year Ended December 31, 2005
Source: Annual Survey of Commercial Mortgage Servicing Firms – Mortgage Bankers Association
1 Joint venture between CBRE | Melody and GE Real Estate
4,754
35,289
6,153
7,751
10,488
12,947
11,446
18,725
54,020
32,501
# of Loans
$6.2 $29.3 NorthMarq Capital, Inc. 10
$1.1 $38.0 Washington Mutual 9
$7.6 $46.5 Prudential Asset Resources 8
$8.7 $67.3
GEMSA Loan Services, L.P.1
7
$7.0 $72.8 Bank of America, N.A. 6
$6.6 $84.9 KeyBank Real Estate Capital 5
$8.3 $95.5 Wells Fargo 4
$8.5 $159.1 Midland Loan Services 3
$4.3 $231.4 GMAC Commercial Holding Corp. 2
$7.2 $233.1 Wachovia 1
Ave Loan Size
(in millions)
Amount
(in billions)
Company Rank

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

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Case Study: 1818 Market Street
CBRE Capital Markets arranges
$152.8 million sale and
$132.0 million acquisition financing.
CBRE’s Institutional Group (IG)
sold the property for the third time
(1996, 2001, 2006).
CBRE | Melody secured the high-leverage
loan for the buyer and enabled the sale to
close.
Philadelphia

100 A Century of Service 1906 | 2006

CBRE CB Richard Ellis

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Case Study: Loch Raven Village
CBRE’s Institutional Group (IG) represented the seller,
whom they also represented during the purchase of the
property in 2002.
The open collaboration between IG and CBRE | Melody
enabled the sale to close.
CBRE Capital Markets arranges
$32.0 million sale and
$38.5 million joint venture equity
and debt financing.
Maryland

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 18 CB Richard Ellis | Page 18
2006 Capital Markets Strategic Initiatives
Enhance Capital Markets platform
– Co-branding/ marketing
– Training
– Co-location
Expand market presence through acquisition and
high profile/strategic hires
Continued international expansion/ integration
Implement technology-based productivity
enhancements
GEMSA marketing

CBRE

CB RICHARD ELLIS

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 19 CB Richard Ellis | Page 19